SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                   FORM 8-K/A
                                 AMENDMENT NO. 2

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: October 4, 1995
                        (Date of earliest event reported)




                                   AMNEX, INC.
               (Exact name of Registrant as specified in charter)



   New York                    0-17158                     11-2790221
(State or other           (Commission File No.)       (IRS Employer Identi-
jurisdiction of                                       fication Number)
incorporation)



                    101 Park Avenue, New York, New York 10178
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code: (212) 867-0166











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Item 7.  Financial Statements, Pro Forma Financial Statements and
         Exhibits.

         (a)  Financial Statements of Business Acquired.

              Financial Statements of Business Acquired - see Index to Financial Statements attached hereto.*

         (b)  Pro Forma Financial Information.

              Pro Forma Financial Information - see Index to
              Financial Statements attached hereto.*

         (c)  Exhibits.

              (1) Amended and Restated Asset Purchase Agreement dated as of October 4, 1995 among Crescent Public Communications Inc., Crescent Communications, Inc. ("CCI"), AMNEX, Inc. (the "Company") and Friedli Corporate Finance AG ("Friedli AG").*

              (2) Letter agreement dated as of October 4, 1995 among the Company, Crescent, CCI and Friedli AG pursuant to which, among other matters, the Agreement was declared null and void.*

              (3) Letter agreement dated as of October 4, 1995 among the Company, Crescent, the stockholders of CCI and Friedli AG, among others.*

              (4)      Consent of Ernst & Young LLP



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* Previously filed

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                AMNEX, INC.


Dated: November 6, 1996                         By:/s/ Kenneth G. Baritz
                                                ------------------------
                                                Kenneth G. Baritz
                                                Chairman of the Board



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